EXHIBIT 10.3
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                        ADMINISTRATIVE SERVICES AGREEMENT
                                 AMENDMENT NO. 1

This Amendment dated June 12, 2008August 13, 2008 to the Administrative Services Agreement (the "Agreement") originally dated March 1, 2007 by and between iVoice, Inc., a New Jersey corporation ("iVoice") and Thomas Pharmaceuticals, Ltd., a New Jersey corporation (the "Company").

WHEREAS, the parties have agreed to amend the Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:

     1. The Fees as defined in Section 3 of this Agreement and that are earned, accrued and remain unpaid shall be aggregated and converted into a Secured Convertible Promissory Note in substantially the form as set forth in Exhibit A herein.

     2. The monies owed and converted into the Secured Convertible Promissory Note shall be secured with all of the assets of the Company pursuant to the Security Agreement dated the date hereof.

     3. All other terms and conditions of the Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of date written below:


IVOICE, INC.                                      THOMAS PHARMACEUTICALS, LTD.



By: _______________________                       By: _______________________
    Jerome Mahoney                                    Mark Meller
    President and                                     President and
    Chief Executive Officer                           Chief Executive Officer